Supplement to the
Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund
April 29, 2014
Prospectus

The following information supplements similar information for Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4, 7, 10, 13, 16, and 19, respectively.

Shashi Naik (assistant portfolio manager) has managed the fund since September 2014.

The following information supplements the biographical information found in the "Fund Management" section on page 32.

Shashi Naik is assistant portfolio manager of each fund which he has managed since September 2014. He also manages other funds. Since joining Geode in 2010, Mr. Naik has worked as a portfolio performance analyst and assistant portfolio manager. Prior to joining Geode, Mr. Naik was a quantitative analyst at PanAgora Management from 2007 to 2010.

GEI-14-02  October 17, 2014
1.857348.116